Exhibit 21.1

Subsidiaries
Entity Name	Jurisdiction of Organization	Ownership
Education Management Holdings LLC	DE	100% Company
Education Management LLC	DE	100% Education Management Holdings LLC
Education Finance II LLC	DE	100% Education Management LLC
Education Management Finance Corp.	DE	100% Education Management LLC
The Art Institutes International LLC	PA	100% Education Management LLC
The Art Institute of Atlanta, LLC	GA	100% The Art Institutes International LLC
The Art Institute of Virginia Beach LLC	VA	100% The Art Institute of Atlanta, LLC
The Art Institute of Austin, Inc.	TX	100% The Art Institutes International LLC
The Art Institute of Charleston, Inc.	SC	100% The Art Institutes International LLC
EITA Holdings, Inc.	DE	100% The Art Institutes International LLC
The Art Institute of Colorado, Inc.	CO	100% The Art Institutes International LLC
The Art Institute of St. Louis, Inc.	MO	100% The Art Institute of Colorado
The Institute of Post-Secondary Education, Inc.	AZ	100% The Art Institute of Colorado
The Art Institute of Indianapolis, LLC	IN	100% The Institute of Post-Secondary Education, Inc.
AIIN Restaurant LLC	IN	100% The Art Institute of Indianapolis, LLC
The Art Institutes International - Kansas City, Inc.	KS	100% The Institute of Post-Secondary Education, Inc.
The Art Institute of Las Vegas, Inc.	NV	100% The Institute of Post-Secondary Education, Inc.
The Art Institute of Salt Lake City, Inc.	UT	100% The Institute of Post-Secondary Education, Inc.
The Art Institute of Tucson, Inc.	AZ	100% The Institute of Post-Secondary Education, Inc.
The Art Institute of Wisconsin LLC	WI	100% The Institute of Post-Secondary Education, Inc.
EDMC Management Holdings Limited	BC	100% The Institute of Post-Secondary Education, Inc.
The Art Institute of Vancouver, Inc.	BC	100% EDMC Management Holdings Limited
The Asher School of Business Education Corporation	DE	100% The Institute of Post-Secondary Education, Inc.
American Education Centers, Inc.	DE	100% The Institute of Post-Secondary Education, Inc.
Brown Mackie College-Birmingham LLC	AL	100% American Education Centers, Inc.
Brown Mackie College - Dallas/ Ft. Worth LLC	TX	100% American Education Centers, Inc.
Brown Mackie College - Miami, Inc.	FL	100% American Education Centers, Inc.
Brown Mackie College - Miami North LLC	FL	100% American Education Centers, Inc.
Brown Mackie College - San Antonio LLC	TX	100% American Education Centers, Inc.
Stautzenberger College Education Corporation	DE	100% American Education Centers, Inc.
Brown Mackie College-Indianapolis, Inc.	IN	100% Stautzenberger College Education Corporation
Michiana College Education Corporation	DE	100% The Institute of Post-Secondary Education, Inc.
Brown Mackie College - Boise, Inc.	ID	100% Michiana College Education Corporation
Brown Mackie College - Tulsa, Inc.	OK	100% Michiana College Education Corporation
The Art Institute of Fort Lauderdale, Inc.	FL	100% The Art Institutes International LLC
The Art Institute of Houston, Inc.	TX	100% The Art Institutes International LLC
AIH Restaurant, Inc.	TX	100% The Art Institute of Houston, Inc.
The Art Institute of Jacksonville, Inc.	FL	100% The Art Institutes International LLC
The Art Institutes International Minnesota, Inc.	MN	100% The Art Institutes International LLC
The Art Institute of New York City, Inc.	NY	100% The Art Institutes International LLC
The Art Institute of Philadelphia LLC	PA	100% The Art Institutes International LLC
The Art Institute of Pittsburgh LLC	PA	100% The Art Institutes International LLC
The Art Institute of Connecticut LLC	CT	100% The Art Institute of Pittsburgh LLC

Subsidiaries
Entity Name	Jurisdiction of Organization	Ownership
The Art Institute of New Jersey LLC	NJ	100% The Art Institute of Pittsburgh LLC
The Art Institute of Portland, Inc.	OR	100% The Art Institutes International LLC
The Art Institute of San Antonio, Inc.	TX	100% The Art Institutes International LLC
The Art Institute of Seattle, Inc.	WA	100% The Art Institutes International LLC
The Art Institute of Tampa, Inc.	FL	100% The Art Institutes International LLC
AIT Restaurant, Inc.	FL	100% The Art Institute of Tampa, Inc.
The Art Institute of Tennessee - Nashville, Inc.	TN	100% The Art Institutes International LLC
AITN Restaurant, Inc.	TN	100% The Art Institute of Tennessee - Nashville, Inc.
The Art Institute of Washington, Inc.	DC	100% The Art Institutes International LLC
The Art Institute of Washington - Dulles LLC	VA	100% The Art Institutes International LLC
The Art Institute of York-Pennsylvania LLC	PA	100% The Art Institutes International LLC
The Illinois Institute of Art, Inc.	IL	100% The Art Institutes International LLC
The Illinois Institute of Art - Tinley Park LLC	IL	100% The Illinois Institute of Art, Inc.
The Art Institute of Michigan, Inc.	MI	100% The Illinois Institute of Art, Inc.
The Illinois Institute of Art at Schaumburg, Inc.	IL	100% The Illinois Institute of Art, Inc.
The Art Institute of Ohio - Cincinnati, Inc.	OH	100% The Illinois Institute of Art, Inc.
Miami International University of Art & Design, Inc.	FL	100% The Art Institutes International LLC
The New England Institute of Art, LLC	MA	100% The Art Institutes International LLC
EDMC Marketing and Advertising, Inc.	GA	100% Education Management LLC
AIIM Restaurant, Inc.	MN	100% Education Management LLC
Argosy University of California LLC	CA	100% Education Management LLC
TAIC- San Diego, Inc. (The Art Institute of California - San Diego)	CA	100% Argosy University of California LLC
The Art Institute of California - Inland Empire, Inc.	CA	100% TAIC-San Diego, Inc.
AICA-IE Restaurant, Inc.	CA	100% The Art Institute of California- Inland Empire, Inc.
TAIC- San Francisco, Inc. (The Art Institute of California - San Francisco)	CA	100% Argosy University of California LLC
The Art Institute of California - Los Angeles, Inc.	CA	100% TAIC- San Francisco, Inc.
The Art Institute of California - Orange County, Inc.	CA	100% TAIC- San Francisco, Inc.
The Art Institute of California - Sacramento, Inc.	CA	100% TAIC- San Francisco, Inc.
The Art Institute of California - Hollywood, Inc.	CA	100% Argosy University of California LLC
The Art Institute of California - Silicon Valley, Inc.	CA	100% Argosy University of California LLC
The Art Institute of Colorado Springs, Inc.	CO	100% Argosy University of California LLC
Argosy Education Group, Inc.	IL	100% Argosy University of California LLC
Western State University of Southern California	CA	100% Argosy Education Group, Inc.
The University of Sarasota, Inc.	FL	100% Argosy Education Group, Inc.
MCM University Plaza, Inc.	IL	100% The University of Sarasota, Inc.
The Connecting Link, Inc.	GA	100% Argosy Education Group, Inc.
Argosy University Family Center, Inc.	MN	100% Argosy Education Group, Inc.
South University, LLC	GA	100% Education Management LLC
South University of Alabama, Inc.	AL	100% South University, LLC
South University of Arizona LLC	AZ	100% South University, LLC
South University of Arkansas LLC	AR	100% South University, LLC

Subsidiaries
Entity Name	Jurisdiction of Organization	Ownership
South University of Carolina, Inc.	SC	100% South University, LLC
The Art Institute of Charlotte, LLC	NC	100% South University, LLC
The Art Institute of Raleigh-Durham, Inc.	NC	100% The Art Institute of Charlotte, LLC
South University of Florida, Inc.	FL	100% South University, LLC
South University of Michigan, LLC	MI	100% South University, LLC
South University of Missouri, Inc.	MO	100% South University, LLC
South University of North Carolina LLC	NC	100% South University, LLC
South University of Ohio LLC	OH	100% South University, LLC
South University of Tennessee, Inc.	TN (inactive)	100% South University, LLC
South University of Virginia, Inc.	VA	100% South University, LLC
South Education Corporation	KS	100% South University, LLC
South Education - Texas LLC	TX	100% South University, LLC
The Art Institute of Dallas, Inc.	TX	100% South University, LLC
AID Restaurant, Inc.	TX	100% The Art Institute of Dallas, Inc.
The Art Institute of Fort Worth, Inc.	TX	100% The Art Institute of Dallas, Inc.
South University Research Corporation	GA	100% South University, LLC
Higher Education Services, Inc.	GA	100% Education Management LLC
Brown Mackie Education Corporation	DE	100% Education Management LLC
Brown Mackie College - Salina LLC	KS	100% Brown Mackie Education Corporation
Brown Mackie College - Kansas City LLC	KS	100% Brown Mackie College-Salina LLC
Brown Mackie College - Oklahoma City LLC	OK	100% Brown Mackie College-Salina LLC
Southern Ohio College, LLC	DE
45% by Education Management LLC, 22% by American Education Centers, Inc., and 11% by each of Brown Mackie Education Corporation, Stautzenberger College Education Corporation and Michiana College Education Corporation

Brown Mackie College - Tucson, Inc.	AZ	100% Southern Ohio College, LLC
Brown Mackie College-Greenville, Inc.	SC	100% Brown Mackie College- Tucson, Inc.
Brown Mackie College-Phoenix, Inc.	AZ	100% Brown Mackie College- Tucson, Inc.
Brown Mackie College-St. Louis, Inc.	MO	100% Brown Mackie College- Tucson, Inc.
Brown Mackie College-Albuquerque LLC	NM	100% Brown Mackie College- Tucson, Inc.
Argosy University of Florida Inc.	FL (inactive)	100% Argosy Education Group, Inc.
Art Institute of Honolulu, Inc.	HI (inactive)	Shares not issued
Art Institute of Orlando, Inc.	FL (inactive)	Shares not issued
New York Institute of Art, Inc.	NY(inactive)	Shares not issued